                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 1998

                        PERITUS SOFTWARE SERVICES, INC.
                        -------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                       COMMISSION FILE NUMBER 000-22647
                       --------------------------------



             Massachusetts                            04-3126919
          -------------------                       ---------------
    (State or Other Jurisdiction of                (I.R.S. Employer
     Incorporation or Organization)                Identification No.)


 Two Federal Street, Billerica, Massachusetts          01821-3540
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)             (Zip Code)



                                 (978) 670-0800
                                 -------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
             (Former Name, Former Address and Former Fiscal Year,
                         If Changed Since Last Report)



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Item 5. Other Events
        ------------

       (a) On August 17, 1998, Mr. Douglas A. Catalano, resigned his offices as President and Chief Executive Officer of Peritus Software Services, Inc. (the "Company"). The Board of Directors of the Company promoted Mr. Allen K. Deary, the Company's Vice President and Chief Financial Officer to President and Chief Executive Officer. Mr. Catalano remains a Director of the Company, and, until a successor is named, Mr. Deary remains acting Chief Financial Officer of the Company.


       (b)    Exhibits.

              None.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated: August 28, 1998

                                             PERITUS SOFTWARE SERVICES, INC.

                                             BY: /s/ Allen K. Deary
                                                ---------------------------
                                             Allen K. Deary
                                             President,
                                             Chief Executive Officer and
                                             acting Chief Financial Officer